UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional materials

☐	Soliciting Material Pursuant to §240.14a-12

BENITEC BIOPHARMA INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BENITEC VOTE
BIOPHARMA
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Online
Go to www.investorvote.com/BNTC or scan the QR code — login details are located in the shaded bar below.
Stockholder Meeting Notice
Important Notice Regarding the Availability of Proxy Materials for the Benitec Biopharma Inc. Annual Stockholder Meeting to be Held on December 7, 2022
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:
www.investorvote.com/BNTC
Easy Online Access — View your proxy materials and vote.
Step 1: Go to www.investorvote.com/BNTC.
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 25, 2022 to facilitate timely delivery.
2NOT
03PDOC

Stockholder Meeting Notice
Benitec Biopharma Inc.’s Annual Meeting of Stockholders will be held on December 7, 2022 at https://meetnow.global/MVNT77G at 3:00 p.m. Pacific Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-7:
1. Election of Directors:
01—Dr. Jerel Banks
02—Megan Boston
2. Ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.
3. Approval, as a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in the attached proxy statement.
4. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 shares to 160,000,000 shares.
5. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize 5,000,000 shares of preferred stock, par value $0.0001 per share.
6. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-5 to 1-for-20, such ratio to be determined in the discretion of the Company’s Board of Directors.
7. Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the other proposals in this Proxy Statement.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.
Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
— Internet – Go to www.investorvote.com/BNTC.
— Phone – Call us free of charge at 1-866-641-4276.
— Email – Send an email to investorvote@computershare.com with “Proxy Materials Benitec” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, requests for a paper copy of proxy materials must be received by November 25, 2022.